Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with Atlantic BancGroup, Inc.'s ("Company") Quarterly Report on Form 10-QSB for the period ended September 30, 2002 ("Report"), each of the undersigned certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  November 5, 2002                    /s/ Barry W. Chandler
                                           -------------------------------------
                                           Barry W. Chandler
                                           President and Chief Executive Officer



Date:  November 5, 2002                    /s/ David L. Young
                                           -------------------------------
                                           David L. Young
                                           Executive Vice President,
                                           Chief Financial Officer, and
                                           Corporate Secretary